Exhibit 10.1

                                VERBAL AGREEMENT
                        ALEKSEY GAGAUZ WITH TERAFOX CORP.

ALEKSEY   GAGAUZ,   the  sole  officer  and  director  of  TERAFOX  CORP.   (the
"Company")has verbally agreed to loan the Company funds necessary to complete the registration process on Form S-1 and lend funds to implement the Company's business plan and to help maintain a reporting status with the SEC in the form of a non-secured loan for the next twelve months. The loan is unsecured and does not bear interest nor have a maturity date or a repayment provision or other terms and conditions.



/s/ ALEKSEY GAGAUZ
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ALEKSEY GAGAUZ